Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 title 18, United States Code), each of the undersigned officers of Navios Maritime Holdings Inc. (the “Company”) hereby certify, to such officers’ knowledge, that:

(i) the Annual Report on Form 20-F for the year ended December 31, 2012 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2013	/s/ Angeliki Frangou
Angeliki Frangou
Chief Executive Officer

Date: April 24, 2013	/s/ George Achniotis
George Achniotis
Chief Financial Officer